UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2017

Jernigan Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36892	47-1978772
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, Tennessee	38119
(Address of Principal Executive Offices)	(Zip Code)

(901) 567-9510

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company.

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On March 30, 2017, Jernigan Capital, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the promotion of Kelly P. Luttrell to the positions of Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective May 3, 2017, to fill the vacancy created by the retirement of William C. Drummond. Effective May 3, 2017, Ms. Luttrell also serves as the Company’s principal accounting officer and as Senior Vice President, Chief Financial Officer and Treasurer of JCAP Advisors, LLC, the external manager of the Company. This Current Report on Form 8-K/A amends the March 30, 2017 Form 8-K to include information regarding (i) an indemnification agreement, entered into as of May 3, 2017, between the Company and Ms. Luttrell and (ii) decisions on Ms. Luttrell’s compensation made by the Company’s board of directors on May 3, 2017.

In connection with Ms. Luttrell’s appointment as the Company’s Senior Vice President, Chief Financial Officer and Treasurer, the Company entered into an indemnification agreement with Ms. Luttrell substantially identical to those entered into with its other executive officers. The indemnification agreement provides for indemnification of Ms. Luttrell to the fullest extent permitted by Maryland law. A copy of Ms. Luttrell’s indemnification agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, on May 3, 2017, Ms. Luttrell received a grant of 20,000 restricted shares of the Company’s common stock pursuant to the Company’s Amended and Restated 2015 Equity Incentive Plan, which shares vest in three equal annual installments on each of the first three anniversaries of the date of grant. A copy of Ms. Luttrell’s restricted stock award agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Ms. Luttrell will be compensated by the Manager, which receives management fees and reimbursement of certain expenses pursuant to the Management Agreement, dated as of April 1, 2015, between the Manager and the Company, as amended. As previously disclosed, the Company does not intend to pay any cash compensation to Ms. Luttrell for her service as an executive officer or reimburse the Manager for her cash compensation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Indemnification Agreement with Kelly P. Luttrell.
99.2	Restricted Stock Agreement with Kelly P. Luttrell.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2017
Jernigan Capital, Inc.

	By:	/s/ John A. Good
Name: John A. Good
Title: President and Chief Operating Officer

Exhibit Index

Exhibit No.	Description
99.1	Indemnification Agreement with Kelly P. Luttrell.
99.2	Restricted Stock Agreement with Kelly P. Luttrell.